Statement of Additional Information Supplement

January 20, 2017

The Universal Institutional Funds, Inc.

Supplement dated January 20, 2017 to The Universal Institutional Funds, Inc. (the "Fund") Statement of Additional Information dated April 29, 2016, as supplemented on July 14, 2016

Core Plus Fixed Income Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Real Estate Portfolio

Growth Portfolio

Mid Cap Growth Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Supplement dated January 20, 2017 to The Universal Institutional Funds, Inc. Statement of Additional Information dated August 26, 2016

Global Strategist Portfolio

(each, a "Portfolio")

Patricia Maleski joined the Board of Directors of the Fund as an Independent Director effective January 1, 2017. In addition, Ms. Maleski has been appointed to the Compliance and Insurance Committee, the Investment Committee and the Liquidity and Alternatives Sub-Committee of the Investment Committee of the Morgan Stanley Funds.

The following is hereby added as the last row in the section of each Portfolio's Statement of Additional Information entitled "Management of the Fund—Independent Directors":

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, JPMorgan Investment Management (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.

The following is hereby added as the penultimate paragraph in the section of each Portfolio's Statement of Additional Information entitled "Management of the Fund—Experience, Qualifications and Attributes":

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP and was a member of PW's Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, first at the Pierpont Group then from 2001 with JPMorgan Investment Management (JPMIM). From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund Complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase's Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

The row of the table in each Portfolio's Statement of Additional Information entitled "Management of the Fund—Executive Officers" with respect to Ms. Stefanie Chang Yu is hereby deleted and replaced with the following:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Timothy J. Knierim (57) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

The first paragraph in each Portfolio's Statement of Additional Information entitled "Management of the Fund—Executive Officers" following the table is hereby deleted and replaced with the following:

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Daniel E. Burton and Francesca Mead.

Please retain this supplement for future reference.